UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 11, 2008

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada	T2P 3T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 11, 2008, Triangle Petroleum Corporation (the “Company”) dismissed Manning Elliott LLP (“Manning Elliott”) as its independent registered public accounting firm. The decision to change accountants was made by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) and was made to consolidate the Company’s accounting and outside accounting functions in Calgary, Alberta.

On March 11, 2008, the Company engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm. The decision to engage KPMG was made by the Audit Committee.

During the two fiscal years ended January 31, 2006 and 2007, and through March 11, 2008, (i) there were no disagreements between the Company and Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Manning Elliott would have caused Manning Elliott to make reference to the matter in its reports on the Company’s financial statements, and (ii) except for (a) Manning Elliott’s report on the Company's January 31, 2007 financial statements dated April 2, 2007 (except for Note 19, as to which the date is February 29, 2008), which included an explanatory paragraph wherein Manning Elliott expressed substantial doubt about the Company's ability to continue as a going concern and (b) Manning Elliott’s report on the Company's January 31, 2006 financial statements dated April 10, 2006 (except for Note 16, as to which the date is February 29, 2008), which included an explanatory paragraph wherein Manning Elliott expressed substantial doubt about the Company's ability to continue as a going concern, Manning Elliott’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles. During the two fiscal years ended January 31, 2006 and 2007 and through March 11, 2008, there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

During the two fiscal years ended January 31, 2006 and 2007 and through March 11, 2008, the Company has not consulted with KPMG regarding either:

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On March 11, 2008, the Company provided Manning Elliott with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Manning Elliott furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
16.1	Letter on change in certifying accountant dated March 11, 2008 from Manning Elliott LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: March 12, 2008	By:	/s/ SHAUN TOKER
Name: Shaun Toker
Title: Chief Financial Officer